UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

Duke Energy Progress, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-3382	56-0165465
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

410 South Wilmington Street, Raleigh, North Carolina 27601-1748

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

☐            If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events.

On September 8, 2017, Duke Energy Progress, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 5, 2017 (the “Underwriting Agreement”), with Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Floating Rate Series, due 2020 and $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.60% Series due 2047 (collectively, the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at discounts to their principal amounts.  The Mortgage Bonds were issued under the Mortgage and Deed of Trust (dated as of May 1, 1940) with The Bank of New York Mellon (formerly Irving Trust Company) (the “Corporate Trustee”) and Christie Leppert (successor to Frederick G. Herbst) (together with the Corporate Trustee, the “Trustees”), as Trustees, as supplemented from time to time, including by the Eighty-seventh Supplemental Indenture (the “Supplemental Indenture”), dated as of September 1, 2017, among the Company and the Trustees, relating to the Mortgage Bonds (collectively, the “Mortgage”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Mortgage, the Supplemental Indenture, which together with the forms of global notes evidencing the Mortgage Bonds, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement, as amended No. 333-213765-01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 4.1

Eighty-seventh Supplemental Indenture dated as of September 1, 2017 among the Company and The Bank of New York Mellon (formerly Irving Trust Company) and Christie Leppert (successor to Frederick G. Herbst) and forms of global notes

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1

Underwriting Agreement, dated September 5, 2017, among the Company and Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1

Eighty-seventh Supplemental Indenture dated as of September 1, 2017 among the Company and The Bank of New York Mellon (formerly Irving Trust Company) and Christie Leppert (successor to Frederick G. Herbst) and forms of global notes

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1

Underwriting Agreement, dated September 5, 2017, among the Company and Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

Date: September 8, 2017

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Secretary